Loan No. 70004093

                                    GUARANTY

     THIS GUARANTY (this "Guaranty"), dated as of the 23rd day of June, 2003, is made by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Guarantor"), for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for the Lenders (as Agent and Lenders are defined in the Loan Agreement as defined below).

                                    RECITALS

     A. Financial Accommodations. OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET
(IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET (CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP. (collectively, "Borrowers"), Agent and Lenders are concurrently herewith entering into that certain Loan Agreement (the "Loan Agreement") dated as of even date herewith pursuant to which Lenders shall extend financial accommodations to Borrowers.

     B. Inducement. To induce Lenders to extend to Borrowers the financial accommodations set forth in the Loan Agreement, Guarantor is willing to execute and deliver this Guaranty.

     In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. DEFINED TERMS

     All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

2. THE GUARANTY

     2.1 Guaranty of Obligations. Guarantor unconditionally and absolutely guarantees to Agent and Lenders the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of Borrowers to Agent and/or Lenders arising under or in any way relating to the Loan Agreement or any of the other Loan Documents, howsoever created, incurred or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, and howsoever owned, held or acquired by Agent and/or Lenders (collectively, the "Obligations"), subject to and in accordance with the terms and conditions of the Loan Agreement and the other Loan Documents. Without limitation to the foregoing, the Obligations shall include (a) all reasonable attorneys' and paralegals' fees, including the cost of inside attorneys and paralegals, costs and expenses and all court costs and costs of appeal incurred by Agent and/or Lenders in collecting any amount due Agent and/or Lenders under this Guaranty or in prosecuting any action against any Borrower or Guarantor with respect to all or any part of the Obligations, and (b) all interest, fees and the reasonable costs and expenses due Agent and/or Lenders after the filing of a bankruptcy petition by or against any Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings.

     2.2 Continuing Guaranty; Guaranty of Payment. This Guaranty is a continuing guaranty of the Obligations until terminated in accordance with Section 7.17 below, and Guarantor agrees that the obligations of Guarantor to Agent and/or Lenders hereunder shall be primary obligations, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Agent and/or any Lender, any Borrower or any other person or entity.

     2.3 Liability of Guarantor Not Affected. Until terminated in accordance with Section 7.17 below, this Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstances or condition, including, without limitation:

(a) the attempt or the absence of any attempt by Agent and/or Lenders to obtain payment or performance by Borrowers or any other guarantor (this being a guaranty of payment and performance and not of collection);

(b) Agent's and/or Lenders' delay in enforcing Guarantor's obligations hereunder or of any other party under the Loan Documents, or any prior partial exercise by Agent and/or Lenders of any right or remedy hereunder or under any of the other Loan Documents;

(c) any renewal, extension, substitution, modification, replacement of or indulgence with respect to, the Obligations, all of which Agent and/or Lenders is hereby authorized to make;

(d) the fact that Borrowers are not liable for the payment or performance of the Obligations, or any portion thereof, for any reason whatsoever (except as a result of actual payment by Borrowers and receipt thereof by Agent), Guarantor being liable for the Obligations notwithstanding that Borrowers may not be;

(e)  any  sale,  exchange,  release,  surrender  or  other  disposition  of,  or realization upon, any collateral securing the Obligations, or any settlement or compromise of any guaranties of the Obligations, or any other obligation of any person or entity with respect to the Loan Documents;

(f) the acceptance by Agent and/or Lenders of any additional security for the Obligations;

(g) the lack of validity or enforceability of, or Agent's and/or Lenders' waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Obligations, or any part thereof, including, without limitation, the Loan Documents;

(h) the failure by Agent and/or Lenders to take any steps to perfect, maintain, or enforce its security interests or remedies under the Loan Documents, or to preserve its rights to or protect any security or collateral, for the Obligations;

(i) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar event or proceedings with respect to any Borrower or Guarantor, as applicable, or any of their respective properties (each, an "Insolvency Proceeding"), or any action taken by Agent and/or Lenders, any trustee or receiver or by any court in any such proceeding;

(j) the failure by Agent and/or Lenders to file or enforce a claim against the estate (either in an Insolvency Proceeding or other proceeding) of any Borrower or Guarantor;

(k)  in any  proceeding  under  Title 11 of the  United  States  Code (11 U.S.C.
     Section 101 et seq.), as amended (the "Bankruptcy Code"): (i) any election by Agent and/or Lenders under Section 1111(b)(2) of the Bankruptcy Code,
     (ii) any borrowing or grant of a security interest by any Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Agent and/or Lenders to enforce the Obligations against any Borrower by application of the automatic stay provisions of Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's and/or Lenders' claim(s) against any Borrower for repayment of the Obligations;

(l) the failure of Guarantor to receive notice of any intended disposition of the collateral for the Obligations;

(m) any merger or consolidation of any Borrower into or with any other entity, or any sale, lease or transfer of any of the assets of any Borrower or Guarantor to any other person or entity;

(n) any change in the ownership of any Borrower, or any change in the relationship between any Borrower and Guarantor or any termination of any such relationship;

(o)  the dissolution or other change in status of any Borrower or Guarantor;

(p) the making of additional loans to Borrowers, the increase or reduction of the maximum principal amount of the Obligations, the increase or reduction in the interest rate provided in the Notes, or any other modification, amendment, release or waiver of the terms of the Loan Documents;

(q)  the  absence,   impairment  or  loss  of  any  right  of  reimbursement  or subrogation or other right or remedy of Guarantor; and

(r) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower, Guarantor or any other guarantor.

     Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters, whether or not Guarantor had notice or knowledge of same. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     2.4 Rights of Agent and/or Lenders. Agent and/or Lenders are hereby authorized, without notice to or demand of Guarantor and without affecting the liability of Guarantor hereunder, to take any of the following actions from time to time in accordance with the terms and conditions of the Loan Agreement, to the extent applicable: (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of the Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against the Obligations from any source, and any proceeds of any security therefor, to the Obligations in such manner, order and priority as Agent and/or Lenders may elect in their sole discretion; (c) take, hold, sell, release or otherwise dispose of all or any security for the Obligations or the payment of this Guaranty; (d) settle, release, compromise, collect or otherwise liquidate the Obligations or any portion thereof; (e) accept, hold, substitute, add or release any other guaranty or endorsements of the Obligations; and (f) at any time after maturity of the Obligations, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Agent and/or Lenders to Guarantor, and (ii) any moneys, credits, or other property belonging to Guarantor at any time held by or coming into the possession of Agent and/or Lenders or any affiliates thereof, whether for deposit or otherwise.

     Without limiting the generality, scope or meaning of any of the foregoing or any other provision of this Guaranty, Guarantor:

(a) acknowledges that Section 2856 of the California Civil Code authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and certain other rights and defenses available to Guarantor under California law;

(b) waives all rights of subrogation, reimbursement, indemnification, and contribution and all other rights and defenses that are or may become available by reason of Sections 2787 to 2855, inclusive, of the California Civil Code;

(c) waives all rights and defenses arising out of an election of remedies by Agent and/or Lenders, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrowers by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

(d) waives all rights and defenses that Guarantor may have because the Borrowers' debt is secured by real property. This means, among other things:

     (i) Agent and Lenders may collect from Guarantor without first foreclosing on any real or personal property Collateral pledged by Borrowers;

     (ii) If Agent or Lenders foreclose on any real property Collateral pledged by any Borrower:

          (1) the amount of the debt may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price; and

          (2) Agent and Lenders may collect from Guarantor even if Agent and Lenders, by foreclosing on the real property Collateral, has destroyed any right Guarantor may have to collect from Borrowers.

(e) waives all rights and defenses, if any, now or hereafter arising under the laws of the State of Illinois and all other states where a Property is located, which are the same as or similar to the rights and defenses waived as described above.

     This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrowers' debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

     2.5 Subordination. All indebtedness now or hereafter owing by Borrowers to Guarantor for borrowed money or otherwise is hereby subordinated to the payment of the Obligations, and, (a) during the continuation of a default hereunder or under any of the other Loan Documents, Guarantor shall not accept any principal payment with respect to such subordinated indebtedness until satisfaction in full of the Obligations, and (b) during the continuation of an Event of Default hereunder or under any of the other Loan Documents, Guarantor shall not accept payment of all or any portion of such subordinated indebtedness until satisfaction in full of the Obligations. All security interests, liens and encumbrances which Guarantor now or hereafter may have upon any of the assets of Borrowers, or any one of them, are hereby subordinated to all security interests, liens and encumbrances heretofore, now or hereafter granted to Agent and/or Lenders pursuant to the Loan Documents.

3. GUARANTOR'S WAIVERS

     3.1 Statutes of Limitation. Guarantor irrevocably waives all statutes of limitation as a defense to any action or proceeding brought against Guarantor by Agent and/or Lenders, to the fullest extent permitted by law.

     3.2 Election of Remedies. Guarantor irrevocably waives any defense based upon an election of remedies made by Agent and/or Lenders or any other election afforded to Agent and/or Lenders pursuant to applicable law, including, without limitation, (a) any election to proceed by judicial or nonjudicial foreclosure or by UCC sale or by deed or assignment in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of the Guarantor or the rights of the Guarantor to proceed against any Borrower for reimbursement, or both, (b) the waiver by Agent and/or Lenders, either by action or inaction of Agent and/or Lenders or by operation of law, of a deficiency judgment against any Borrower, and (c) any election pursuant to an Insolvency Proceeding.

     3.3 Rights of Subrogation and Other Rights.  Guarantor  irrevocably  waives
(a) all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from any Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations for any disbursements made by any Guarantor under or in connection with this Guaranty, (b) all claims of any kind or type against any Borrower as a result of any payment made by Guarantor to Agent and/or Lenders, and (c) any right to participate in any security now or hereafter held by Agent and/or Lenders. In furtherance, and not in limitation, of the foregoing, Guarantor agrees that any payment to Agent and/or Lenders pursuant to this Guaranty shall be deemed a contribution to the capital of Borrowers or other obligated party and shall not constitute Guarantor a creditor of Borrowers or such other party. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrowers or against any collateral or security for any of the Obligations shall be junior and subordinate to any rights Agent and/or Lenders may have against Borrowers and to all right, title and interest Agent and/or Lenders may have in such collateral or security.

     3.4 Demands and Notices. Guarantor irrevocably waives all presentments, demands for performance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations, notices of defaults or Events of Default by Borrowers or any other person liable for the Obligations and demands and notices of every kind that may be required to be given by any statute or rule or law.

     3.5 Borrowers Information. Guarantor irrevocably waives (a) any duty of Agent and/or Lenders to advise Guarantor of any information known to Agent and/or Lenders regarding the financial condition of Borrowers (it being the obligation of Guarantor to keep informed regarding such condition), and (b) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrowers.

     3.6 Limitation of Liability. Guarantor irrevocably waives any impairment, modification, change, release or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Borrowers or Guarantor, their property, or their estate in bankruptcy, resulting from the operation of any provision of the state or federal bankruptcy laws, or from the decision of any court.

     3.7 Lack of Diligence. Guarantor irrevocably waives any and all claims or defenses based upon lack of diligence in: (a) collection of any Obligations; (b) protection of any collateral or other security for the Indebtedness or Obligations; or (c) realization upon the other Loan Documents.

     3.8 Other Defenses. Guarantor irrevocably waives any other defenses, set-offs or counterclaims which may be available to Borrowers and any and all other defenses now or at any time hereafter available to Guarantor (including without limitation those given to sureties) at law or in equity, except for the defense that payment has actually been made and received by Agent.

4. REPRESENTATIONS AND WARRANTIES

     Guarantor represents and warrants to Agent and Lenders as follows:

     4.1 Guarantor Existence; Authority. Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland with its principal place of business at 9690 Deereco Road, Suite 100, Timonium, Maryland 21093. Guarantor is qualified to do business in those jurisdictions in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary. Guarantor is the sole member of each LLC Borrower and owns one hundred percent (100%) of the membership interests in each LLC Borrower, free and clear of all liens, claims, and encumbrances, except as otherwise created under the Loan Documents. Guarantor is the sole stockholder of each Corporate Borrower and owns one hundred percent (100%) of the outstanding stock in each Corporate Borrower, free and clear of all liens, claims, and encumbrances, except as otherwise created under the Loan Documents. Guarantor has full right, power and authority to execute this Guaranty and the Loan Documents on its own behalf and on behalf of each Borrower.

     4.2 Enforcement. This Guaranty has been duly authorized, executed and delivered and constitutes the duly authorized, legally valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     4.3 Guarantor's Organizational Documents. A true and complete copy of the articles of incorporation and by-laws of Guarantor and all other material documents creating and governing Guarantor (collectively, the "Guarantor Incorporation Documents") have been furnished to Agent. There are no other material agreements, oral or written, among any of the shareholders of Guarantor relating to Guarantor. The Guarantor Incorporation Documents were duly executed and delivered, are in full force and effect, and binding upon and enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion. No breach exists under the Guarantor Incorporation Documents and no act has occurred and no condition exists which, with the giving of notice or the passage of time or both, would constitute a breach under the Guarantor Incorporation Documents.

     4.4 Financial Statements. All financial statements and other financial information of Guarantor furnished or to be furnished to Agent and/or Lenders
(a) are or will be true and correct in all material respects and do or will represent fairly in all material respects the financial condition of Guarantor (including all contingent liabilities) as of the respective dates in question and the results of operations for the respective periods indicated, and (b) were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be reasonably acceptable to Agent at the time of their preparation, consistently applied. There has been no material adverse change since March 31, 2003 in Guarantor's structure, business operations, credit, prospects or financial condition.

     4.5 No Defaults. There is no existing event of default, and no event has occurred which with the passage of time and/or the giving of notice or both will constitute an event of default, under any agreement to which Guarantor is a party, which event of default could reasonably be expected to create a Material Adverse Effect. Neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof will (a) violate any presently existing applicable law, regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or (b) conflict or be inconsistent with, or result in any default (with due notice or lapse of time or both) under, any agreement to which Guarantor is bound, except for any conflict, inconsistency or default which would not reasonably be expected to have a Material Adverse Effect.

     4.6 No Litigation. Except as set forth on Exhibit 4.6 hereto, there are no actions, suits or proceedings pending or, to Guarantor's knowledge, threatened against Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind which, if decided adversely, would reasonably be expected to have a Material Adverse Effect.

     4.7 Accuracy. Neither this Guaranty nor any document, financial statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Agent and/or Lenders by Guarantor contains any materially untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading as of the date such statement was made; provided, however, that any representation in respect of any furnished document, financial statement or information that was received by Guarantor from any third party which is not an Affiliate of any Borrower or Guarantor in respect of any Project or any of the Health Care Facilities is limited in all respects to Guarantor's knowledge.

     4.8 Foreign Ownership. Guarantor is not and will not be, and no legal or beneficial interest of an Affiliate of Guarantor is or will be held, directly or indirectly, by a "foreign corporation", "foreign partnership", "foreign trust", "foreign estate", "foreign person", "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of Sections 897 and 1445 of the Internal Revenue Code of 1986, as amended ("IRC"), the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, or the regulations promulgated pursuant to such Acts set forth above in this Section 4.8 or any amendments to such Acts.

     4.9 Solvency. Guarantor is solvent and there has been no: (a) assignment made for the benefit of the creditors of Guarantor; (b) appointment of a receiver for Guarantor or for the property of Guarantor; or (c) bankruptcy, reorganization, or liquidation proceeding instituted by or against Guarantor.

     4.10 Public Debt. The execution and delivery of the applicable Loan Documents by Borrowers and Guarantor will not violate the terms of or cause a breach or default under any outstanding indebtedness of Guarantor, including, without limitation, the 6.95% Notes due August 2007 (the "Public Debt"). Guarantor has delivered to Agent a complete and correct copy of all material documents evidencing the Public Debt.

     4.11 Government Regulations. Guarantor is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. Guarantor is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loan by Lenders to Borrowers, the application of the proceeds thereof and repayment thereof will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     4.12 Margin Regulations. Guarantor is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). Guarantor does not own any Margin Stock, and none of the proceeds of the Loan or other extensions of credit under the Loan Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause the Loan or other extensions of credit under the Loan Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. Guarantor will not take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

     4.13 Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by Guarantor have been filed with the appropriate Governmental Authority and, except to the extent that appropriate reserves therefor have been made and are disclosed on Guarantor's balance sheet, all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid). Exhibit 4.13 hereto sets forth as of the Closing Date those taxable years for which Guarantor's tax returns are currently being audited by the Internal Revenue Service (the "IRS") or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Exhibit 4.13 hereto, Guarantor has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes.

     4.14 ERISA.

     4.14.1. Exhibit 4.14 hereto lists (a) all ERISA Affiliates and (b) all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, have been delivered to Agent. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and, to Guarantor's knowledge, nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, including the statement required by 29 CFR Section 2520.104-23. Neither Guarantor nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither Guarantor nor any ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 406 of ERISA and
Section 4975 of the IRC, in connection with any Plan, that would subject Guarantor to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the IRC.

     4.14.2. Except as set forth on Exhibit 4.14 hereto: (a) no Title IV Plan has any Unfunded Pension Liability; (b) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (c) there are no pending or, to the knowledge of Guarantor, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (d) neither Guarantor nor any ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (e) within the last five (5) years no Title IV Plan of Guarantor or any ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in Section 4041(b)(1) of ERISA, nor has any Title IV Plan of Guarantor or any ERISA Affiliate (determined at any time within the last five (5) years) with Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of Guarantor or any ERISA Affiliate (determined at such time); (f) except in the case of any ESOP, stock or membership interests of Guarantor and its ERISA Affiliates makes up, in the aggregate, no more than ten percent (10%) of fair market value of the assets of any Plan measured on the basis of fair market value as of the latest valuation date of any Plan; and (g) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or an equivalent rating by another nationally recognized rating agency.

     4.15 Guarantor's Knowledge. Any representation and warranty made in this Guaranty which is explicitly limited "to Guarantor's knowledge", shall mean that such representation and warranty is made to the actual knowledge (without inquiry) of any of the following people or their respective successors: (a) C. Taylor Pickett, Chief Executive Officer of Guarantor, (b) Daniel J. Booth, Chief Operating Officer of Guarantor, (c) Robert Stephenson, Chief Financial Officer of Guarantor, or (d) R. Lee Crabill, Jr., Senior Vice President of Operations of Guarantor.

5. EVENTS OF DEFAULT

     Upon the occurrence of any of the following events and during the continuance thereof, at the option of Agent or at the direction of Requisite Lenders, Agent and/or Lenders may, upon written notice to Borrowers or Guarantor, declare any or all of the Obligations, whether or not then due, immediately due and payable by Guarantor under this Guaranty, and Agent and/or Lenders shall be entitled to enforce the obligations of Guarantor hereunder.

     5.1 Loan Agreement Event of Default. The occurrence of any Event of Default under the Loan Agreement.

     5.2 Failure to Pay or Perform. Guarantor fails to pay or perform, within five (5) days after written notice thereof from Agent to Guarantor, any of the Obligations under this Guaranty.

     5.3 Guarantor Financial Covenants.  The breach of any covenant set forth in
Section 6.1, 6.2, 6.3, 6.4 or 6.5 below.

     5.4  Other  Guarantor  Covenants  and  Representations.  The  breach of any covenant (other than matters referenced elsewhere in this Article 5), representation or warranty which is not cured within thirty (30) days after written notice thereof from Agent to Guarantor; provided, however, if such breach cannot by its nature be cured within thirty (30) days, and Guarantor diligently pursues the curing thereof (and then in all events cures such failure within ninety (90) days after the original notice thereof), Guarantor shall not be in default hereunder; provided, further, that such cure period shall not apply to the breach of any representation or warranty which, by its nature, is not curable.

     5.5 Revocation or Termination of Guaranty. This Guaranty is revoked or terminated by Guarantor.

     5.6 Dissolution. Guarantor dissolves or liquidates, or the business of Guarantor is suspended or terminated for any reason.

6. COVENANTS

     6.1 Leverage Ratio. Guarantor's Leverage Ratio shall not exceed the following amounts for the following periods:

     ------------------------------- --------------------------------
        Periods                         Maximum Leverage Ratio
     ------------------------------- --------------------------------
        Periods ending September 30,               6.00:1.00
        2003 through June 30, 2004
     ------------------------------- --------------------------------
        Periods ending September 30,               5.75:1.00
        2004 through June 30, 2005
     ------------------------------- --------------------------------
        Periods ending September 30,               5.50:1.00
        2005 through June 30, 2006
     ------------------------------- --------------------------------
        Periods after June 30, 2006                5.00:1.00
     ------------------------------- --------------------------------

     Guarantor's "Leverage Ratio" shall mean (a) Guarantor's total consolidated indebtedness for borrowed money divided by (b) Guarantor's Adjusted Consolidated Net Income (as defined below) over the previous twelve (12) month period. Guarantor's Leverage Ratio shall be calculated on a quarterly basis, beginning September 30, 2003.

     "Guarantor's Adjusted Consolidated Net Income" means Guarantor's consolidated net income as set forth on its income statement, over the previous twelve (12) month period, calculated in accordance with generally accepted accounting principles consistent with standards utilized by Agent in connection with its underwriting of the Loan, excluding (a) interest, (b) taxes, (c) depreciation, (d) amortization, (e) in aggregate over the entire Term of the Loan, up to $35,000,000 for certain one time, non-cash loss or impairment charges related to certain investments and termination of certain third party leases satisfactory to Agent, (f) in aggregate over the entire Term of the Loan, $5,000,000 of costs associated with collections of and reserves taken against account receivables associated with formerly owned and operated Health Care Facilities, (g) in aggregate over the entire Term of the Loan, $5,000,000 of litigation settlement charges, and (h) non-cash charges resulting from changes in generally accepted accounting principles or the application thereof with respect to financial derivatives such as interest rate swaps or caps; provided, that calculation of Guarantor's Adjusted Consolidated Net Income shall not include those one time charges and costs made or incurred by Guarantor in the quarterly periods ending December 31, 2002, March 31, 2003 and June 30, 2003 which are listed on Exhibit 6.1 hereto, nor shall such one time charges and costs listed on Exhibit 6.1 hereto be subject to or count against the limitations to the exclusions over the Term of the Loan described in clauses
(e), (f), (g) or (h) above.

     6.2 Fixed Charge Coverage Ratio. Guarantor's Fixed Charge Coverage Ratio shall be greater than 1.75:1.00 at all times during the Term. Guarantor's "Fixed Charge Coverage Ratio" shall mean the ratio of (a) Guarantor's Adjusted Consolidated Net Income over the previous twelve (12) month period, to (b) payments of interest and principal due on any indebtedness of Guarantor on a consolidated basis during the same period; provided, that all principal payments made (i) on or prior to the Closing Date, (ii) in respect of the Revolving Loan or the Swing Line Loan, (iii) as non-regularly scheduled prepayments of the Term Loan, (iv) in respect of any of the IRBs and (v) in respect of Guarantor's Public Debt (but only to the extent such Public Debt is refinanced other than through proceeds of borrowings under the Loan Agreement), shall be excluded from any calculation of Guarantor's Fixed Charge Coverage Ratio. Guarantor's Fixed Charge Coverage Ratio shall be calculated on a quarterly basis, beginning September 30, 2003.

     6.3 Net Worth. Guarantor's consolidated net worth as set forth on its balance sheet shall be equal to or greater than $270,000,000 at all times during the Term. Guarantor's net worth shall be calculated in accordance with generally accepted accounting principles consistent with standards utilized by Agent in connection with its underwriting of the Loan and shall be calculated on a quarterly basis, beginning September 30, 2003.

     6.4 Recourse Indebtedness. Guarantor shall not incur additional indebtedness for Borrowed Money which is recourse to Guarantor in an amount greater than $50,000,000 in the aggregate (excluding indebtedness set forth on Guarantor's most recent balance sheet delivered to Agent and excluding the Loan and this Guaranty). "Borrowed Money" shall mean (a) all indebtedness for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (d) any obligations issued or assumed as the deferred purchase price of property or services purchased, (e) all Borrowed Money of others secured by (or for which the holder of such Borrowed Money has an existing right, contingent or otherwise, to be secured by) any lien on, or payable out of the proceeds of production from, any property or asset owned, held or acquired, (f) all guaranty obligations of Guarantor in respect of any Borrowed Money of any other person or entity, (g) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of Guarantor and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), and (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product plus any accrued interest thereon.

     6.5 Dividend Payouts. Guarantor shall not make any distributions of dividends except for (a) accrued preferred dividends as of the Closing Date and
(b) no more than ninety-five percent (95%) of Guarantor's "Funds from Operations", as defined in the White Paper on Funds from Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts.

     6.6 Guarantor Incorporation Documents. Guarantor shall not amend, modify or terminate, or permit the amendment, modification or termination of the Guarantor Incorporation Documents in any material respect without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed.

     6.7 Determination of Compliance By Agent. Agent shall determine, in its reasonable discretion, whether Guarantor has complied with each of the foregoing covenants in this Article 6.

7. MISCELLANEOUS

     7.1 Revival and Reinstatement. If at any time all or any part of any payment theretofore applied by Agent and/or Lenders to any of the Obligations is or must be rescinded or returned by Agent and/or Lenders for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower), such Obligations shall, for the purposes of this Guaranty, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Agent and/or Lenders, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, and Guarantor shall be fully liable therefore, all as though such application by Agent and/or Lenders had not been made.

     7.2 No Marshaling. Agent and Lenders have no obligation to marshal any assets in favor of Guarantor, or against or in payment of (a) any of the Obligations, or (b) any other obligation owed to Agent and/or Lenders by Guarantor, any Borrower or any other person.

     7.3 No Modification, Waiver or Release Without Writing. Except as may otherwise be expressly set forth herein, this Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, nor shall any waiver of any of the provisions of this Guaranty be binding upon Agent or Lenders, except as expressly set forth in a writing duly executed by Agent and Lenders. No waiver by Agent or Lenders of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent or Lenders permitted hereunder shall in any way affect or impair Agent's or Lenders' rights or the obligations of Guarantor under this Guaranty.

     7.4 Assignment; Successors and Assigns. Guarantor may not assign Guarantor's obligations or liability under this Guaranty. Subject to the preceding sentence, this Guaranty shall be binding upon the parties hereto and their respective heirs, executors, successors, representatives and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Agent and/or Lenders may, without notice to anyone, sell or assign the Obligations, the Notes or other Loan Documents or any part thereof, or grant participations therein, and in any such event each and every assignee or holder of, or participant in, all or any of the Obligations shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Agent and/or Lenders shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Agent and/or Lenders.

     7.5 Integration. This Guaranty is the entire agreement of Guarantor with respect to the subject matter of this Guaranty, provided that this Guaranty shall not in any way limit or abrogate the obligations of Guarantor under the other Loan Documents, including, without limitation, the Environmental Indemnity of even date herewith.

     7.6 Rights Cumulative. All of Agent's and/or Lenders' rights under this Guaranty and the other Loan Documents are cumulative. The exercise of any one right does not exclude the exercise of any other right given in this Guaranty or the other Loan Documents or any other right of Agent and/or Lenders not set forth in this Guaranty or the other Loan Documents. If there is more than one Guarantor hereunder, Agent and/or Lenders may exercise their rights and remedies against any one or more of such Guarantors and the failure of Agent and/or Lenders to proceed against one or more of such Guarantors shall not affect the liability of the Guarantor under this Guaranty.

     7.7 Severability. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     7.8 Material Inducement; Consideration. Guarantor acknowledges and agrees that Agent and Lenders are specifically relying upon the representations, warranties, agreements and waivers contained herein and that such representations, warranties, agreements and waivers constitute a material inducement to Agent and Lenders to accept this Guaranty and to enter into the Loan Agreement and the transaction contemplated therein. Guarantor further acknowledges that it expects to benefit from Lenders' extension of financing accommodations to Borrowers because of its relationship to Borrowers, and that it is executing this Guaranty in consideration of that anticipated benefit.

     7.9 Indemnification. Guarantor agrees to indemnify, pay and hold Agent and Lenders and their respective officers, directors, employees, agents, and attorneys (collectively, the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any such Indemnitees shall be designated a party thereto) that may be imposed on, incurred by, or asserted against such Indemnitees, in any manner relating to or arising out of this Guaranty or the exercise of any right or remedy of Agent or Lenders hereunder or under the other documents pertaining to the Obligations (collectively, the "Indemnified Liabilities"); provided, that Guarantor shall have no obligation to any Indemnitees under this Section 7.9 with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any Indemnitees. Upon written request by any Indemnitees, Guarantor will undertake, at its own cost and expense, on behalf of such Indemnitees, using counsel reasonably satisfactory to such Indemnitees, the defense of any legal action or proceeding whether or not such Indemnified Person shall be a party and for which such Indemnified Person is entitled to be indemnified pursuant to this Section 7.9. At Agent's or Requisite Lenders' option and upon prior written notice to
Guarantor, Agent may, at Guarantor's expense, prosecute or defend any third party claim or action involving the validity or enforceability of this Guaranty. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 7.9 may be unenforceable because it is violative of any law or public policy, Guarantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

     7.10 Counterparts. This Guaranty may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed one and the same agreement.

     7.11 Governing Law. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to conflicts of law provisions.

     7.12 Joint and Several Obligations. If this Guaranty is executed by more than one Guarantor then all of the covenants, obligations, agreements, indemnities, representations and warranties of the Guarantors contained herein shall be joint and several.

     7.13 VENUE. GUARANTOR, AND BY THEIR ACCEPTANCE OF THIS GUARANTY, AGENT AND LENDERS, HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR, AND BY THEIR ACCEPTANCE OF THIS GUARANTY, AGENT AND LENDERS, EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTOR, AND BY THEIR ACCEPTANCE OF THIS GUARANTY, AGENT AND LENDERS, HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR, AGENT AND LENDERS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR, AGENT AND LENDERS, AT THE ADDRESSES SET FORTH IN SECTION 9.8 OF THE LOAN AGREEMENT.

     7.14 WAIVER OF JURY TRIAL. GUARANTOR, AND BY THEIR ACCEPTANCE OF THIS GUARANTY, AGENT AND LENDERS, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND BY THEIR ACCEPTANCE OF THIS GUARANTY, AGENT AND LENDERS. AGENT, LENDERS AND GUARANTOR ACKNOWLEDGE THAT NEITHER AGENT, LENDERS OR GUARANTOR NOR ANY PERSON ACTING ON BEHALF OF AGENT, LENDERS OR GUARANTOR HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.

     7.15 WAIVERS UNDER THIS GUARANTY. THE WAIVERS SET FORTH IN THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, SECTIONS 7.13 AND 7.14 ABOVE) ARE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AGENT AND LENDERS, AND GUARANTOR, AGENT AND LENDERS ACKNOWLEDGE THAT NEITHER GUARANTOR, AGENT, LENDERS NOR ANY PERSON ACTING ON BEHALF OF ANY OF THEM, HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THESE WAIVERS OR IN ANY WAY TO MODIFY OR NULLIFY THEIR EFFECT. GUARANTOR, AGENT AND LENDERS FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OR ACCEPTING OF THIS GUARANTY AND IN THE MAKING OF THESE WAIVERS BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL.

     7.16 Disclosure of Information. Agent and/or Lenders shall have the right (but shall be under no obligation) to make available to any party for the purpose of granting participations in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of any Project) any and all information which Agent and/or Lenders may have with respect to any Project and Borrowers, whether provided by Borrowers, Guarantor or any third party or obtained as a result of any environmental assessments. Guarantor agrees that Agent and Lenders shall have no liability whatsoever as a result of delivering any such information to any third party, and Guarantor, on behalf of itself, its Affiliates and its successors and assigns, hereby releases and discharges Agent and Lenders from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.

     7.17 Termination of Guaranty. This Guaranty shall terminate upon the indefeasible payment in full of the Obligations and the termination of any further obligations of Lenders to extend any credit to the Borrowers under the Loan Documents.


                            [SIGNATURE PAGE FOLLOWS]

     The undersigned has duly executed this Guaranty as of the date and year first above written.

                                       OMEGA HEALTHCARE INVESTORS, INC.,
                                       a Maryland corporation

                                       By:    /S/ DANIEL J. BOOTH
                                              ----------------------------
                                       Name:  Daniel J. Booth
                                       Its:   Chief Operating Officer